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                                                                    EXHIBIT 10.5

                 FOURTH AMENDMENT TO CHANGE IN CONTROL AGREEMENT

         This Fourth Amendment to Change in Control Agreement ("Amendment") is made and entered into as of the 24th day of July, 2001, by and between INTERFACE, INC. (the "Company") and RAY C. ANDERSON ("Executive").

                              W I T N E S S E T H :

         WHEREAS, the Company and Executive did enter into that certain Change in Control Agreement dated as of April 1, 1997, as previously amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to modify the Agreement in certain respects, as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The reference in Section 2 of the Agreement to "Executive's 63rd birthday" is hereby changed to "Executive's 70th birthday."

         2. The Agreement, as expressly modified by this Amendment, shall remain in full force and effect in accordance with its terms and continue to bind the parties.

         IN WITNESS WHEREOF, Executive has executed this Amendment, and the Company has caused this Amendment to be executed by a duly authorized representative, as of the date first set forth above.

                                   INTERFACE, INC.



                                   By: /s/ Daniel T. Hendrix
                                       ---------------------------------------
                                         Daniel T. Hendrix
                                         President and Chief Executive Officer

                                   EXECUTIVE:


                                   /s/ Ray C. Anderson
                                   -------------------------------------
                                   Ray C. Anderson